                                                              Exhibit 24.1


                               POWER OF ATTORNEY
                               -----------------



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP HOLDINGS, INC., a Delaware corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3, for the registration of the Corporations's guarantee of certain notes and certificates issued by The CIT Group Securitization Corporation II, a wholly-owned subsidiary of the Corporation, under said Act, which notes and certificates may be issued in an aggregate principal amount of up to $275,000,000, or if issued at an original discount, such greater principal amount as shall result in an aggregate initial public offering price of up to $275,000,000 (all in United States dollars or an equivalent amount in another currency or composite currency), hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN, and DONALD J. RAPSON his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him and in his name, place, and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereof, with power where appropriate to affix the corporate seal of said Corporation thereto and to attest to said seal, and to file such Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 20th day of June, 1996.



                                       /s/ Albert R. Gamper, Jr.
                                       --------------------------
                                       Albert R. Gamper, Jr.

                               POWER OF ATTORNEY
                               -----------------



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP HOLDINGS, INC., a Delaware corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3, for the registration of the Corporations's guarantee of certain notes and certificates issued by The CIT Group Securitization Corporation II, a wholly-owned subsidiary of the Corporation, under said Act, which notes and certificates may be issued in an aggregate principal amount of up to $275,000,000, or if issued at an original discount, such greater principal amount as shall result in an aggregate initial public offering price of up to $275,000,000 (all in United States dollars or an equivalent amount in another currency or composite currency), hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN, and DONALD J. RAPSON his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him and in his name, place, and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereof, with power where appropriate to affix the corporate seal of said Corporation thereto and to attest to said seal, and to file such Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 20th day of June, 1996.



                                       /s/ Hisao Kobayashi
                                       --------------------
                                       Hisao Kobayashi

                               POWER OF ATTORNEY
                               -----------------



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP HOLDINGS, INC., a Delaware corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3, for the registration of the Corporations's guarantee of certain notes and certificates issued by The CIT Group Securitization Corporation II, a wholly-owned subsidiary of the Corporation, under said Act, which notes and certificates may be issued in an aggregate principal amount of up to $275,000,000, or if issued at an original discount, such greater principal amount as shall result in an aggregate initial public offering price of up to $275,000,000 (all in United States dollars or an equivalent amount in another currency or composite currency), hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN, and DONALD J. RAPSON his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him and in his name, place, and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereof, with power where appropriate to affix the corporate seal of said Corporation thereto and to attest to said seal, and to file such Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 20th day of June, 1996.



                                       /s/ Takasuke Kaneko
                                       --------------------
                                       Takasuke Kaneko

                               POWER OF ATTORNEY
                               -----------------



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP HOLDINGS, INC., a Delaware corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3, for the registration of the Corporations's guarantee of certain notes and certificates issued by The CIT Group Securitization Corporation II, a wholly-owned subsidiary of the Corporation, under said Act, which notes and certificates may be issued in an aggregate principal amount of up to $275,000,000, or if issued at an original discount, such greater principal amount as shall result in an aggregate initial public offering price of up to $275,000,000 (all in United States dollars or an equivalent amount in another currency or composite currency), hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN, and DONALD J. RAPSON his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him and in his name, place, and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereof, with power where appropriate to affix the corporate seal of said Corporation thereto and to attest to said seal, and to file such Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 20th day of June, 1996.



                                       /s/ Kenji Nakamura
                                       -------------------
                                       Kenji Nakamura

                               POWER OF ATTORNEY
                               -----------------



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP HOLDINGS, INC., a Delaware corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3, for the registration of the Corporations's guarantee of certain notes and certificates issued by The CIT Group Securitization Corporation II, a wholly-owned subsidiary of the Corporation, under said Act, which notes and certificates may be issued in an aggregate principal amount of up to $275,000,000, or if issued at an original discount, such greater principal amount as shall result in an aggregate initial public offering price of up to $275,000,000 (all in United States dollars or an equivalent amount in another currency or composite currency), hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN, and DONALD J. RAPSON his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him and in his name, place, and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereof, with power where appropriate to affix the corporate seal of said Corporation thereto and to attest to said seal, and to file such Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 20th day of June, 1996.



                                       /s/ Joseph A. Pollicino
                                       ------------------------
                                       Joseph A. Pollicino

                               POWER OF ATTORNEY
                               -----------------



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP HOLDINGS, INC., a Delaware corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3, for the registration of the Corporations's guarantee of certain notes and certificates issued by The CIT Group Securitization Corporation II, a wholly-owned subsidiary of the Corporation, under said Act, which notes and certificates may be issued in an aggregate principal amount of up to $275,000,000, or if issued at an original discount, such greater principal amount as shall result in an aggregate initial public offering price of up to $275,000,000 (all in United States dollars or an equivalent amount in another currency or composite currency), hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN, and DONALD J. RAPSON his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him and in his name, place, and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereof, with power where appropriate to affix the corporate seal of said Corporation thereto and to attest to said seal, and to file such Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 20th day of June, 1996.



                                       /s/ Paul N. Roth
                                       -----------------
                                       Paul N. Roth

                               POWER OF ATTORNEY
                               -----------------



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP HOLDINGS, INC., a Delaware corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3, for the registration of the Corporations's guarantee of certain notes and certificates issued by The CIT Group Securitization Corporation II, a wholly-owned subsidiary of the Corporation, under said Act, which notes and certificates may be issued in an aggregate principal amount of up to $275,000,000, or if issued at an original discount, such greater principal amount as shall result in an aggregate initial public offering price of up to $275,000,000 (all in United States dollars or an equivalent amount in another currency or composite currency), hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN, and DONALD J. RAPSON his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him and in his name, place, and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereof, with power where appropriate to affix the corporate seal of said Corporation thereto and to attest to said seal, and to file such Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 20th day of June, 1996.



                                       /s/ Peter J. Tobin
                                       -------------------
                                       Peter J. Tobin

                               POWER OF ATTORNEY
                               -----------------



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP HOLDINGS, INC., a Delaware corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3, for the registration of the Corporations's guarantee of certain notes and certificates issued by The CIT Group Securitization Corporation II, a wholly-owned subsidiary of the Corporation, under said Act, which notes and certificates may be issued in an aggregate principal amount of up to $275,000,000, or if issued at an original discount, such greater principal amount as shall result in an aggregate initial public offering price of up to $275,000,000 (all in United States dollars or an equivalent amount in another currency or composite currency), hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN, and DONALD J. RAPSON his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him and in his name, place, and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereof, with power where appropriate to affix the corporate seal of said Corporation thereto and to attest to said seal, and to file such Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 20th day of June, 1996.



                                       /s/ Keiji Torii
                                       ----------------
                                       Keiji Torii

                               POWER OF ATTORNEY
                               -----------------



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP HOLDINGS, INC., a Delaware corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3, for the registration of the Corporations's guarantee of certain notes and certificates issued by The CIT Group Securitization Corporation II, a wholly-owned subsidiary of the Corporation, under said Act, which notes and certificates may be issued in an aggregate principal amount of up to $275,000,000, or if issued at an original discount, such greater principal amount as shall result in an aggregate initial public offering price of up to $275,000,000 (all in United States dollars or an equivalent amount in another currency or composite currency), hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN, and DONALD J. RAPSON his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him and in his name, place, and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereof, with power where appropriate to affix the corporate seal of said Corporation thereto and to attest to said seal, and to file such Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 20th day of June, 1996.



                                       /s/ Yasuo Tsunemi
                                       ------------------
                                       Yasuo Tsunemi

                               POWER OF ATTORNEY
                               -----------------



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP HOLDINGS, INC., a Delaware corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3, for the registration of the Corporations's guarantee of certain notes and certificates issued by The CIT Group Securitization Corporation II, a wholly-owned subsidiary of the Corporation, under said Act, which notes and certificates may be issued in an aggregate principal amount of up to $275,000,000, or if issued at an original discount, such greater principal amount as shall result in an aggregate initial public offering price of up to $275,000,000 (all in United States dollars or an equivalent amount in another currency or composite currency), hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN, and DONALD J. RAPSON his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him and in his name, place, and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereof, with power where appropriate to affix the corporate seal of said Corporation thereto and to attest to said seal, and to file such Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 20th day of June, 1996.



                                       /s/ Yukiharu Uno
                                       -----------------
                                       Yukiharu Uno